Exhibit 10.1

7-1-99 Optional Use Date)

1-1-00 Mandatory Use Date)

VACANT LAND OFFER TO PURCHASE

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DRAFTING THIS OFFER ON 9/15/05           (DATE) is (~~Agent of Seller~~) (AGENT OF BUYER) (~~Dual Agent~~) STRIKE TWO

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GENERAL PROVISIONS.  The Buyer, Planning Design Build, Inc., or its assigns,

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offers to purchase the Property known as [Street Address] 1209 and 1225 Deming Way

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_______________ in the City                    of Madison                             , County of  Dane

,

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Wisconsin, (insert additional description, if any, at lines 179 - 187 or attach as an addendum, line 188) on the following terms:

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■ PURCHASE PRICE:             $6.20 per square foot; estimated square footage 274,343, more or less, or approx. One Million

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Seven Hundred Thousand Nine Hundred Twenty-Six and 60/100------- Dollars ($1,700,926.60----------------------------------------------).

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■ EARNEST MONEY of $0.00-------------------- accompanies this Offer and earnest money of $0.00----------------------------------------

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will be paid within 0                    days of acceptance.

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■ THE BALANCE OF PURCHASE PRICE will be paid in cash or equivalent at closing unless otherwise provided below.

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■ ADDITIONAL ITEMS INCLUDED IN PURCHASE PRICE:  Seller shall include in the purchase price and transfer, free and clear of

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encumbrances, all fixtures, as defined at lines 15 - 18 and as may be on the Property on the date of this Offer, unless excluded at line 14,

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and the following additional items:  None

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■ ITEMS NOT INCLUDED IN THE PURCHASE PRICE:  None

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A “Fixture” is defined as an item of property which is physically attached to or so closely associated with land so as to be treated as part

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of the real estate, including, without limitation, physically attached items not easily removable without damage to the Property, items

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specifically adapted to the Property, and items customarily treated as fixtures including but not limited to all: perennial crops; garden

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bulbs; plants; shrubs and tress.  CAUTION: Annual crops are not included in the purchase price unless otherwise agreed at line 13.

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■ ZONING: Seller represents that the Property is zoned RPSM

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ACCEPTANCE: Acceptance occurs when all Buyers and Sellers have aligned an identical copy of the Offer, including signatures on

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separate but identical copies of the Offer.  CAUTION: Deadlines in the Offer are commonly calculated from acceptance.  Consider

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whether short term deadlines running from acceptance Provide adequate time for both binding acceptance and performance.

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BINDING ACCEPTANCE:  This Offer is binding upon both Parties only if a copy of the accepted Offer is delivered to Buyer on or

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before September 16, 2005                            .  CAUTION:  This Offer may be withdrawn prior to delivery of the accepted Offer.

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DELIVERY OF DOCUMENTS AND WRITTEN NOTICES: Unless otherwise stated in this Offer, delivery of documents and written notices

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to a Party shall be effective only when accomplished by one of the methods specified at lines 27 - 36.

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(1) By depositing the document or written notice postage or fees prepaid in the U.S. Mail or fees prepaid or charged to an account with

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a commercial delivery service, addressed either to the Party, or to the Party’s recipient for delivery designated at lines 30 or 32 (if any),

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for delivery to the Party’s delivery address at lines 31 or 33.

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Seller’s recipient for delivery (optional):  Steven A. Schmidt

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Seller’s delivery address:  PO Box 8036, Wisconsin Rapids, WI  54495-8031

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Buyer’s recipient for delivery (optional):  James M. Pientka

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Buyer’s delivery address:  901 Deming Way, Suite 102, Madison, WI  53717

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(2) By giving the document or written notice personally to the Party or the Party’s recipient for delivery if an individual is designated at lines 30 or 32.

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(3) By fax transmission of the document or written notice to the following telephone number:

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Buyer:  (608) 664-9987

 Seller:  (715) 424-3414

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OCCUPANCY: Occupancy of the entire Property shall be given to Buyer at time of closing unless otherwise provided in this Offer (lines

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179 - 187 or in an addendum per line 188).  Occupancy shall be given subject to tenant’s rights, if any.  Caution:  Consider an agreement

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which addresses responsibility for clearing the Property of personal property and debris, if applicable.

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LEASED PROPERTY: If Property is currently leased and lease(s) extend beyond closing, Seller shall assign Seller’s rights under said

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lease(s) and transfer all security deposits and prepaid rents thereunder to Buyer at closing.  The terms of the (written) (oral) STRIKE ONE

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lease(s), if any, are None

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PLACE OF CLOSING: This transaction is to be closed at the place designated by Buyer’s mortgagee or 920 Deming Way

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Madison, Wisconsin                     no later than October 31         , 2005 unless another date or place is agreed to in writing.

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CLOSING PRORATIONS: The following items shall be prorated at closing:  real estate taxes, rents, private and municipal charges,

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property owner’s association assessments, fuel and None

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                                    .  Any income, taxes or expenses shall accrue to Seller, and be prorated, through the day prior to closing.

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Net general real estate taxes shall be prorated based on (the net general real estate taxes for the current year, if known, otherwise on

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the net general real estate taxes for the preceding year) (N/A

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                                                                                               ).  STRIKE AND COMPLETE AS APPLICABLE

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CAUTION:  If proration on the basis of net general real estate taxes is not acceptable (for example, completed/pending

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reassessment, changing mill rate, lottery credits),  Insert estimated annual tax or other formula for proration.

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PROPERTY CONDITION PROVISIONS:

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■ PROPERTY CONDITION REPRESENTATIONS:  Seller represents to Buyer that as of the date of acceptance Seller has no notice

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or knowledge of conditions affecting the Property or transaction (see below) ~~other than those identified in Seller’s Real Estate Condition~~

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Report dated N/A                         , ~~which was received by Buyer prior to Buyer signing this Offer and which is made a part of this Offer~~

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~~by reference~~ COMPLETE OR STRIKE AS APPLICABLE and

________________________________________ INSERT CONDITIONS NOT ALREADY INCLUDED IN THE CONDITION REPORT.

A “condition affecting the Property or transaction” is defined as follows:

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(a)

planned or commercial public improvements which may result in special assessments or otherwise materially affect the Property

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or the present use of the Property;

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(b)

completed or pending reassessment of the Property for property tax purposes;

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(c)

government agency or court order requiring repair, alteration or correction of any existing condition;

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(d)

any land division involving the subject Property, for which required state or local approvals had not been obtained;

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(e)

any portion of the Property being in a 100 year floodplain, a wetland or shoreland zoning area under local, state or federal laws;

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(f)

conditions constituting a significant health or safety hazard for occupants of Property;

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(g)

underground or aboveground storage tanks on the Property for storage of flammable or combustible liquids including but not limited to

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gasoline and heating oil which are currently or which were previously located on the Property; NOTE:  Wis. Adm. Code, Chapter

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Comm 10 contains registration and operation rules for such underground and aboveground storage tanks.

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(h)

material violations of environmental laws or other laws or agreements regulating the use of the Property;

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(i)

high voltage electric (100 KV or greater) or steel natural gas transmission lines located on but not directly serving the Property;

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(j)

any portion of the Property being subject to, or in violation of, a Farmland Preservation Agreement under a County Farmland Preservation

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Plan or enrolled in, or in violation of, a Forest Crop, Woodland Tax, Managed Forest Conservation Reserve or comparable program;

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(k)

boundary disputes or material violation of fence laws (Wis. Stats. Chapter 90) which require the erection and maintenance of legal

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fences between adjoining properties where one or both of the properties is used and occupied for farming or grazing purposes;

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(l)

wells on the Property required to be abandoned under state regulations (Wis. Adm. Code NR 112.26) but which are not abandoned;

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(m) cisterns or septic tanks on the Property which are currently not servicing the Property;

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(n)

subsoil conditions which would significantly increase the cost of the development proposed at lines 271-272, if any, including, but not limited

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to, subsurface foundations, organic or non-organic fill, dumpsites or containers on Property which contained or currently contain toxic or

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hazardous materials, high groundwater, soil conditions (e.g. low load bearing capacity) or excessive rocks or rock formations on the Property;

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(o)

a lack of legal vehicular access to the Property from public roads;

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(p)

prior reimbursement for corrective action costs under the Agricultural Chemical Cleanup Program; (Wis. Stats. §94.73)

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(q)

other conditions or occurrences which would significantly increase the cost of the development proposed at lines 271 to 272 or

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reduce the value of the Property to a reasonable person with knowledge of the nature and scope of the condition or occurrence.

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■ PROPERTY DIMENSIONS AND SURVEYS: Buyer acknowledges, that any land dimensions, total square footage/acreage figures,

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or allocation of acreage information, provided to Buyer by Seller or by a broker, may be approximate because of rounding or other

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reasons, unless verified by survey or other means.  CAUTION:  Buyer should verify land dimensions, total square footage/acreage

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figures or allocation of acreage information if material to Buyer’s decision to purchase.

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■ ISSUES RELATED TO PROPERTY DEVELOPMENT:  WARNING: If Buyer contemplates developing Property or a use other than the

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current use, there are a variety of issues which should be addressed to ensure the development or new use is feasible. Municipal and zoning

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ordinances, recorded building and use restrictions, covenants and easements may prohibit certain improvements or uses and therefore should

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be reviewed.  Building permits, zoning variances, Architectural Control Committee approvals, estimates for utility hook-up expenses, special

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assessments, charges for installation of roads or utilities, environmental audits, subsoil tests, or other development related fees may need

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to be obtained or verified in order to determine the feasibility of development of, or a particular use for, a property.  Optional contingencies

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which allow Buyer to investigate certain of these issues can be found at lines 271 - 314 and Buyer may add contingencies as needed in

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addenda (see line 188).  Buyer should review any plans for development or use changes to determine what issues should be addressed

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in these contingencies.

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■ INSPECTIONS:  Seller agrees to allow Buyer’s inspectors reasonable access to the Property upon reasonable notice if the inspections

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are reasonably necessary to satisfy the contingencies in this Offer.  Buyer agrees to promptly provide copies of all such inspection

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reports to Seller, and to listing broker if Property is listed.  Furthermore, Buyer agrees to promptly restore the Property to its original

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condition after Buyer’s inspections are completed, unless otherwise agreed in this Offer.  An “inspection” is defined as an observation

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of the Property which does not include testing of the Property, other than testing for leaking LP gas or natural gas used as a fuel source,

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which are hereby authorized.

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■ TESTING:  Except as otherwise provided, Seller’s authorization for inspections does not authorize Buyer to conduct testing of the Property.

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A “test” is defined as the taking of samples of materials such as soils, water, air or building materials from the Property and the laboratory

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or other analysis of these materials.  If Buyer requires testing, testing contingencies must be specifically provided for at lines 179 – 187 or

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in an addendum per line 188.  Note:  Any contingency authorizing testing should specify the areas of the Property to be tested, the purpose

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of the test (e.g., to determine if environmental contamination is present), any limitations on Buyer’s testing and any other material terms of

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the contingency (e.g., Buyer’s obligation to return the Property to its original condition).  Seller acknowledges that certain inspections or tests

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may detect environmental pollution which may be required to be reported to the Wisconsin Department of Natural Resources.

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■ PRE-CLOSING INSPECTION:  At a reasonable time, pre-approved by Seller or Seller’s agent, within 3 days before closing, Buyer shall

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have the right to inspect the Property to determine that there has been no significant change in the condition of the Property, except for

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changes approved by Buyer.

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■ PROPERTY DAMAGE BETWEEN ACCEPTANCE AND CLOSING:  Seller shall maintain the Property until the earlier of closing or

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occupancy of Buyer in materially the same condition as of the date of acceptance of this Offer, except for ordinary wear and tear.  If, prior

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to closing, the Property is damaged in an amount of not more than five percent (5%) of the selling price, Seller shall be obligated to repair

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the Property and restore it to the same condition that it was on the day of this Offer.  If the damage shall exceed such sum, Seller shall

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promptly notify Buyer in writing of the damage and this Offer may be canceled at option of Buyer.  Should Buyer elect to carry out this

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Offer despite such damage, Buyer shall be entitled to the insurance proceeds relating to the damage to the Property, plus a credit towards

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the purchase price equal to the amount of Seller’s deductible on such policy.  However, if this sale is financed by a land contract or a

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mortgage to Seller, the insurance proceeds shall be held in trust for the sole purpose of restoring the Property.

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FENCES:  Wisconsin Statutes section 90.03 requires the owners of adjoining properties to keep and maintain legal fences in equal

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shares where one or both of the properties is used and occupied for farming or grazing purposes.  CAUTION:  Consider an agreement

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addressing responsibility for fences if Property or adjoining land is used and occupied for farming or grazing purposes.

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DELIVERY/RECEIPT:  Unless otherwise stated in this Offer, any signed document transmitted by facsimile machine (fax) shall be treated

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in all manner and respects as an original document and the signature of any Party upon a document transmitted by fax shall be considered

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an original signature.  Personal delivery to, or actual receipt by, any named Buyer or Seller constitutes personal delivery to, or actual receipt

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by Buyer or Seller.  Once received, a notice cannot be withdrawn by the Party delivering the notice without the consent of the Party receiving

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the notice.  A Party may not unilaterally reinstate a contingency after a notice of a contingency waiver has been received by the other Party.

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The delivery provisions in this Offer may be modified when appropriate (e.g., when mail delivery is not desirable (see lines 25 - 36).

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Buyer and Seller authorize the agents of Buyer and Seller to distribute copies of the Offer to Buyer’s lender, appraisers, title insurance companies and any other settlement service providers for the transaction as defined by the Real Estate Settlement Procedures Act (RESPA).

PROPERTY ADDRESS:  1209 and 1225 Deming Way, Madison, Wisconsin

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TIME IS OF THE ESSENCE:  “Time is of the Essence” as to: (1) earnest money payment(s); (2) binding acceptance; (3) occupancy; (4)

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date of closing; (5) contingency deadlines STRIKE AS APPLICABLE and all other dates and deadlines in this Offer except:  None

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                                                                                                                                                                              .  If “Time is of the Essence”

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applies to a date or deadline, failure to perform by the exact date or deadline is a breach of contract.  If “Time is of the Essence” does

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not apply to a date or deadline, then performance within a reasonable time of the date or deadline is allowed before a breach occurs.

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DATES AND DEADLINES:  Deadlines expressed as a number of ''days'' from an event, such as acceptance, are calculated by excluding

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the day the event occurred and by counting subsequent calendar days.  The deadline expires at midnight on the last day.  Deadlines

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expressed as a specific number of "business days'' exclude Saturdays, Sundays, any legal public holiday under Wisconsin or Federal

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law, and other day designated by the President such that the postal service does not receive registered mail or make regular deliveries

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on that day.  Deadlines expressed as a specific number of ''hours'' from the occurrence of an event, such as receipt of a notice, are

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calculated from the exact time of the event, and by counting 24 hours per calendar day.  Deadlines expressed as a specific day of the

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calendar year or as the day of a specific event, such as closing, expire at midnight of that day.

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THE FINANCING CONTINGENCY PROVISIONS AT LINES 148-162 ARE A PART OF THIS OFFER IF LINE 148 IS MARKED,

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SUCH AS WITH AN ''X''. THEY ARE NOT PART OF THIS OFFER IF LINE 148 IS MARKED N/A OR IS NOT MARKED.

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☐ FINANCING CONTINGENCY:  This Offer is contingent upon Buyer being able to obtain a

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INSERT LOAN PROGRAM OR SOURCE:  first mortgage loan commitment as described below, within            days of acceptance of this

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Offer.  The financing selected shall be in an amount of not less than $_________________ for a term of not less than ________ years,

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amortized over not less than _______ years.  Initial monthly payments of principal and interest shall not exceed $___________________.

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Monthly payments may also include 1/12th of the estimated net annual real estate taxes, hazard insurance premiums, and private

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mortgage insurance premiums.  The mortgage may not include a prepayment premium.  Buyer agrees to pay a loan fee not to exceed

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_________% of the loan.  (Loan fee refers to discount points and/or loan origination fee, but DOES NOT include Buyer's other closing

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costs.)  If the purchase price under this Offer is modified, the financed amount, unless otherwise provided, shall be adjusted

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to the same percentage of the purchase price as in this contingency and the monthly payments shall be adjusted as necessary to maintain

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the term and amortization stated above.  CHECK AND COMPLETE APPLICABLE FINANCING PROVISION AT LINE 158 OR 159.

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☐ FIXED RATE FINANCING:  The annual rate of interest shall not exceed _____________________%.

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☐ ADJUSTABLE RATE FINANCING:  The initial annual interest rate shall not exceed ____________%.  The initial interest rate shall

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be fixed for __________ months, at which time the interest rate may be increased not more than _________% per year.  The maximum

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interest rate during the mortgage term shall not exceed ____________%.  Monthly payments of principal and interest may be adjusted

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to reflect interest changes.

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LOAN COMMITMENT:  Buyer agrees to pay all customary financing costs (including closing fees), to apply for financing promptly, and

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to provide evidence of application promptly upon request by Seller.  If Buyer qualifies for the financing described in this Offer or other

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financing acceptable to Buyer, Buyer agrees to deliver to Seller a copy of the written loan commitment no later than the deadline for loan

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commitment at line 149.  Buyer's delivery of a copy of any written loan commitment to Seller (even if subject to conditions) shall

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satisfy the Buyer's financing contingency unless accompanied by a notice of unacceptability.  CAUTION: BUYER, BUYER'S LENDER

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AND AGENTS OF BUYER OR SELLER SHOULD NOT DELIVER A LOAN COMMITMENT TO SELLER WITHOUT BUYER'S PRIOR

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APPROVAL OR UNLESS ACCOMPANIED BY A NOTICE OF UNACCEPTABILITY.

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SELLER TERMINATION RIGHTS:  If Buyer does not make timely delivery of said commitment, Seller may terminate this Offer if Seller

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delivers a written notice of termination to Buyer prior to Seller's actual receipt of a copy of Buyer's written loan commitment.

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FINANCING UNAVAILABILITY:  If financing is not available on the terms stated in this Offer (and Buyer has not already delivered an

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acceptable loan commitment for other financing to Seller), Buyer shall promptly deliver written notice to Seller of same including copies

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of lender(s)' rejection letter(s) or other evidence of unavailability.  Unless a specific loan source is named in this Offer, Seller shall then

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have 10 days to give Buyer written notice of Seller's decision to finance this transaction on the same terms set forth in this Offer and this

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Offer shall remain in full force and effect, with the time for closing extended accordingly.  If Seller's notice is not timely given, this Offer shall

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be null and void.  Buyer authorizes Seller to obtain any credit information reasonably appropriate to determine Buyer's credit worthiness

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for Seller financing.

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ADDITIONAL PROVISIONS/CONTINGENCIES:

180

181

182

183

184

185

186

187

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☒ ADDENDA:  The attached Addendum A                                                                                    is/are made part of this Offer.

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TITLE EVIDENCE:

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■ CONVEYANCE OF TITLE:  Upon payment of the purchase price, Seller shall convey the Property by warranty deed (or other

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conveyance as provided herein) free and clear of all liens and encumbrances, except:  municipal and zoning ordinances and

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agreements entered under them, recorded easements for the distribution of utility and municipal services, recorded building and use

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restrictions and covenants, general taxes levied in 2005.    None

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___________________________ (provided none of the foregoing prohibit present use of the Property), which constitutes merchantable title for purposes of this transaction.  Seller further agrees to complete and execute the documents necessary to record the conveyance.

■ FORM OF TITLE EVIDENCE:  Seller shall give evidence of title in the form of an owner's policy of title insurance in the amount of the

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purchase price on a current ALTA form issued by an insurer licensed to write title insurance in Wisconsin.  CAUTION:  IF TITLE

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EVIDENCE WILL BE GIVEN BY ABSTRACT, STRIKE TITLE INSURANCE PROVISIONS AND INSERT ABSTRACT PROVISIONS.

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■ PROVISION OF MERCHANTABLE TITLE:  Seller shall pay all costs of providing title evidence.  For purposes of closing, title evidence

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shall be acceptable if the commitment for the required title insurance is delivered to Buyer's attorney or Buyer not less than 3 business

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days before closing, showing title to the Property as of a date no more than 15 days before delivery of such title evidence to be

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merchantable, subject only to liens which will be paid out of the proceeds of closing and standard title insurance requirements and

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exceptions, as appropriate.  CAUTION: BUYER SHOULD CONSIDER UPDATING THE EFFECTIVE DATE OF THE TITLE

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COMMITMENT PRIOR TO CLOSING OR A ''GAP ENDORSEMENT" WHICH WOULD INSURE OVER LIENS FILED BETWEEN THE

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EFFECTIVE DATE OF THE COMMITMENT AND THE DATE THE DEED IS RECORDED.

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■ TITLE ACCEPTABLE FOR CLOSING:  If title is not acceptable for closing, Buyer shall notify Seller in writing of objections to title by

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the time set for closing.  In such event, Seller shall have a reasonable time, but not exceeding 15 days, to remove the objections, and

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the time for closing shall be extended as necessary for this purpose.  In the event that Seller is unable to remove said objections, Buyer

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shall have 5 days from receipt of notice thereof, to deliver written notice waiving the objections, and the time for closing shall be extended

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accordingly.  If Buyer does not waive the objections, this Offer shall be null and void.  Providing title evidence acceptable for closing does

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not extinguish Seller's obligations to give merchantable title to Buyer.

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■ SPECIAL ASSESSMENTS:  Special assessments, if any, for work actually commenced or levied prior to date of this Offer shall be

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paid by Seller no later than closing.  All other special assessments shall be paid by Buyer.  CAUTION:  Consider a special agreement

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if area assessments, property owner's association assessments or other expenses are contemplated.  "Other expenses" are one-

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 time charges or ongoing use fees for public improvements (other than those resulting in special assessments) relating to curb, gutter,

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street, sidewalk, sanitary and stormwater and storm sewer (including all sewer mains and hook-up and interceptor charges), parks, street

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lighting and street trees, and impact fees for other public facilities, as defined in Wis. Stat. § 66.55(1)(c) & (f).

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ENTIRE CONRACT:  This Offer, including any amendments to it, contains the entire agreement of the Buyer and Seller regarding the

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transaction.  All prior negotiations and discussions have been merged into this Offer.  This agreement binds and inures to the benefit of

221

the Parties to this Offer and their successors in interest.

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DEFAULT:

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Seller and Buyer each have the legal duty to use good faith and due diligence in completing the terms and conditions of this Offer.  A

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material failure to perform any obligation under this Offer is a default which may subject the defaulting party to liability for damages or

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other legal remedies.

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If Buyer defaults, Seller may:

227

(1) sue for specific performance and request the earnest money as partial payment of the purchase price; or

228

(2) terminate the Offer and have the option to:  (a) request the earnest money as liquidated damages; or (b) direct Broker to return

229

the earnest money and have the option to sue for actual damages.

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If Seller defaults, Buyer may:

231

(1) sue for specific performance; or

232

(2) terminate the Offer and request the return of the earnest money, sue for actual damages, or both.

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In Addition, the Parties may seek any other remedies available in law or equity.

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The Parties understand that the availability of any judicial remedy will depend upon the circumstances of the situation and the

235

discretion of the courts.  If either Party defaults, the Parties may renegotiate the Offer or seek nonjudicial dispute resolution instead of

236

the remedies outlined above.  By agreeing to binding arbitration, the Parties may lose the right to litigate in a court of law those disputes

237

covered by the arbitration agreement.

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NOTE:  IF ACCEPTED, THIS OFFER CAN CREATE A LEGALLY ENFORCEABLE CONTRACT.  BOTH PARTIES SHOULD READ

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THIS DOCUMENT CAREFULLY.  BROKERS MAY PROVIDE A GENERAL EXPLANATION OF THE PROVISIONS OF THE OFFER BUT

240

ARE PROHIBITED BY LAW FROM GIVING ADVICE OR OPINIONS CONCERNING YOUR LEGAL RIGHTS UNDER THIS OFFER OR

241

HOW TITLE SHOULD BE TAKEN AT CLOSING.  AN ATTORNEY SHOULD BE CONSULTED IF LEGAL ADVICE IS NEEDED.

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EARNEST MONEY:

243

■ HELD BY: Unless otherwise agreed, earnest money shall be paid to and held in the trust account of the listing broker (buyer's agent

244

if Property is not listed or seller if no broker is involved), until applied to purchase price or otherwise disbursed as provided in the Offer.

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CAUTION:  Should persons other than a broker hold earnest money, an escrow agreement should be drafted by the Parties

246

or an attorney.  If someone other than Buyer makes payment of earnest money, consider a special disbursement agreement.

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■ DISBURSEMENT:  If negotiations do not result in an accepted offer, the earnest money shall be promptly disbursed (after clearance

248

from payor's depository institution if earnest money is paid by check) to the person(s) who paid the earnest money.  At closing, earnest

249

money shall be disbursed according to the closing statement.  If this Offer does not close, the earnest money shall be disbursed according

250

to a written disbursement agreement signed by all Parties to this Offer (Note: Wis. Adm. Code § RL 18.09(1)(b) provides that an offer

251

to purchase is not a written disbursement agreement pursuant to which the broker may disburse).  If said disbursement agreement has

252

not been delivered to broker within 60 days after the date set for closing, broker may disburse the earnest money:  (1) as directed by

253

an attorney who has reviewed the transaction and does not represent Buyer or Seller; (2) into a court hearing a lawsuit involving the

254

earnest money and all Parties to this Offer; (3) as directed by court order; or (4) any other disbursement required or allowed by law.

255

Broker may retain legal services to direct disbursement per (1) or to file an interpleader action per (2) and broker may deduct from the

256

earnest money any costs and reasonable attorneys fees, not to exceed $250, prior to disbursement.

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■ LEGAL RIGHTS/ACTION:  Broker's disbursement of earnest money does not determine the legal rights of the Parties in relation to this

258

Offer.  Buyer's or Seller's legal right to earnest money cannot be determined by broker.  At least 30 days prior to disbursement per (1)

259

or (4) above, broker shall send Buyer and Seller notice of the disbursement by certified mail.  If Buyer or Seller disagree with broker's

260

proposed disbursement, a lawsuit may be filed to obtain a court order regarding disbursement.  Small Claims Court has jurisdiction over

261

all earnest money disputes arising out of the sale of residential property with 1 - 4 dwelling units and certain other earnest money disputes.

262

Buyer and Seller should consider consulting attorneys regarding their legal rights under this Offer in case of a dispute.  Both Parties

263

agree to hold the broker harmless from any liability for good faith disbursement of earnest money in accordance with this Offer or

264

applicable Department of Regulation and Licensing regulations concerning earnest money.  See Wis. Adm. Code Ch. RL 18.  NOTE:

265

WISCONSIN LICENSE LAW PROHIBITS A BROKER FROM GIVING ADVICE OR OPINIONS CONCERNING THE LEGAL RIGHTS

266

OR OBLIGATIONS OF PARTIES TO A TRANSACTION OR THE LEGAL EFFECT OF A SPECIFIC CONTRACT OR CONVEYANCE.

AN ATTORNEY SHOULD BE CONSULTED IF LEGAL ADVICE IS REQUIRED.

PROPERTY ADDRESS:  1209 and 1225 Deming Way, Madison, Wisconsin

[page 5 of 5]

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OPTIONAL PROVISIONS:  THE PARAGRAPHS AT LINES 271 - 314 WHICH ARE PRECEDED BY A BOX ARE A PART OF THIS OFFER IF

270

MARKED, SUCH AS WITH AN ''X''.  THEY ARE NOT PART OF THIS OFFER IF MARKED N/A OR ARE LEFT BLANK.

271

☒ PROPOSED USE CONTINGENCY:  Buyer is purchasing the property for the purpose of:  constructing an office building

272

                                                                                               .  This Offer is contingent upon Buyer obtaining the following:

273

☒ Written evidence at (Buyer's) (~~Seller's~~) STRIKE ONE expense from a qualified soils expert that the Property is free of any subsoil

274

condition which would make the proposed development impossible or significantly increase the costs of such development.

275

☐ Written evidence at (Buyer's) (Seller's) STRIKE ONE expense from a certified soils tester or other qualified expert that indicates that

276

the Property's soils at locations selected by Buyer and all other conditions which must be approved to obtain a permit for an acceptable private

277

septic system for:  ________________________________________________________ [insert proposed use of Property; e.g., three

278

bedroom single family home] meet applicable codes in effect as of the date of this offer.  An acceptable system includes all systems approved

279

for use by the State for the type of property identified at line 277.  An acceptable system does not include a holding tank, privy, composting

280

toilet or chemical toilet or other systems (e.g. mound system) excluded in additional provisions or an addendum per lines 179 - 188.

281

☐ Copies at (Buyer's) (Seller's) STRIKE ONE expense of all public and private easements, covenants and restrictions affecting the

282

Property and a written determination by a qualified independent third party that none of these prohibit or significantly delay or increase

283

the costs of the proposed use or development identified at lines 271 to 272.

284

☐ Permits, approvals and licenses, as appropriate, or the final discretionary action by the granting authority prior to the issuance

285

of such permits, approvals and licenses at (Buyer's) (Sellers) STRIKE ONE expense for the following items related to the proposed

286

development

287

☐ Written evidence at (Buyer's) (Seller's) STRIKE ONE expense that the following utility connections are located as follows (e.g.,

288

on the Property, at the lot line across the street, etc.):  electricity ___________________; gas ________________________; sewer

289

_______________________ ; water ___________________________; telephone ______________________; other ______________________

290

This proposed use contingency shall be deemed satisfied unless Buyer within _____________________ days of acceptance delivers

291

written notice to Seller specifying those items of this contingency which cannot be satisfied and written evidence substantiating why each

292

specific item included in Buyer's notice cannot be satisfied.

293

☒ MAP OF THE PROPERTY:  This Offer is contingent upon (~~Buyer providing~~) (Seller providing) STRIKE ONE a map of the Property prepared

294

by a registered land surveyor, within 5

 days of acceptance, at (~~Buyer’s~~) (Seller’s) STRIKE ONE expense.  The map shall identify the legal

295

description of the Property, the Property’s boundaries and dimensions, visible encroachments upon the Property, the location of improvements,

296

if any, and:

297

                                                                                                        STRIKE AND COMPLETE AS APPLICABLE  Additional map features

298

which may be added include, but are not limited to:  specifying how current the map must be; staking of all corners of the Property; identifying

299

dedicated and apparent streets, lot dimensions, total acreage or square footage, easements or rights-of-way.  CAUTION:  Consider the cost

300

and the need for map features before selecting them.  The map shall show no significant encroachment(s) or any information materially

301

inconsistent with any prior representations to Buyer.  This contingency shall be deemed satisfied unless Buyer, within five days of the earlier

302

of:  1) Buyer's receipt of the map, or 2) the deadline for delivery of said map, delivers to Seller, and to listing broker if Property is listed, a copy

303

of the map and a written notice which identifies the significant encroachment or the information materially inconsistent with prior representations.

304

☐ INSPECTION CONTINGENCY:  This Offer is contingent upon a qualified independent inspector(s) conducting an inspection(s), at

305

Buyer’s expense, of the Property and

306

                                                                                  which discloses no defects as defined below.  This contingency shall be deemed satisfied

307

unless Buyer within _____ days of acceptance delivers to Seller, and to listing broker if Property is listed, a copy of the inspector's

308

written inspection report and a written notice listing the defects identified in the report to which Buyer objects.  This Offer shall be null and

309

void upon timely delivery of the above notice and report.  CAUTION: A proposed amendment will not satisfy this notice requirement.

310

Buyer shall order the inspection and be responsible for all costs of inspection, including any inspections required by lender or follow-up to

311

inspection.  Note:  This contingency only authorizes inspections, not testing, see lines 98 to 110.  For the purposes of this contingency a defect

312

is defined as any condition of the Property which constitutes a significant threat to the health or safety of persons who occupy or use the

313

Property or gives evidence of any material use, storage or disposal of hazardous or toxic substances on the Property.  Defects do not include

314

conditions the nature and extent of which Buyer had actual knowledge or written notice before signing this Offer.

315

This Offer was drafted on 9/12/05      [date] by [Licensee and Firm] Daniel T. Hardy, Axley Brynelson, LLP

316

(X) /s/ James M. Pientka                                                                                     Confidential

                                                            9/15/05

317

      PLANNING DESIGN BUILD, INC.:          BY:  James M. Pientka

Social Security No. or FEIN

Date

318

(X)

319

         Buyer’s Signature        Print Name Here:

Social Security No. or FEIN

Date

320

EARNEST MONEY RECEIPT            acknowledges receipt of earnest money as per line 8 of the above Offer.  (See lines 242 – 267)

321

(By)

322

SELLER ACCEPTS THIS OFFER.  THE WARRANTIES, REPRESENTATIONS AND COVENANTS MADE IN THIS OFFER SURVIVE CLOSING AND

323

THE CONVEYANCE OF THE PROPERTY.  SELLER AGREES TO CONVEY THE PROPERTY ON THE TERMS AND CONDITIONS AS SET FORTH

324

HEREIN AND ACKNOWLEDGES RECEIPT OF A COPY OF THIS OFFER.

325

(X)

326

       Seller’s Signature        Print Name Here:

Social Security No. or FEIN

Date

327

(X)

328

       Seller’s Signature        Print Name Here:

Social Security No. or FEIN

Date

329

This Offer was presented to Seller by Buyer

 on September 15, 2005     , at 1:30 ~~a.m.~~ p.m.

330

THIS OFFER IS REJECTED

 THIS OFFER IS COUNTERED (See attached counter)

331

Seller’s Initials

Date

Seller’s Initials

Date

ADDENDUM A TO VACANT LAND OFFER TO PURCHASE

DATED SEPTEMBER 15, 2005,

BY PLANNING DESIGN BUILD, INC., BUYER

Legal Description:

Lot 63, Old Sauk Trails Park Six Addition, in the City of Madison, Dane County, Wisconsin.  Parcel No. 0708-152-0201-8.

and

Part of Lot 34, Old Sauk Trails Park Second Addition, in the City of Madison, Dane County, Wisconsin.  Parcel No. 0708-153-0204-0.

COUNTEROFFER TO

VACANT LAND OFFER TO PURCHASE

COUNTEROFFER NO. 1 BY SELLER

This Counteroffer (“Counteroffer”), dated September 16, 2005, counters that certain Vacant Land Offer to Purchase (“Offer”), dated September 15, 2005, whereby Planning Design Build, Inc. (“Buyer”) offered to purchase 1209 and 1225 Deming Way, Madison, Wisconsin, from Renaissance Learning, Inc., f/k/a Advantage Learning Systems, Inc. (“Seller”).

The Offer is rejected and the following Counteroffer is hereby made.  All terms and conditions remain the same as stated in the Offer except the following:

1.

Buyer.  In Line 2 of the Offer the name of the Buyer, “Planning Design Build, Inc., or its assigns,” is deleted and replaced with “Planning Design Build, Inc.”  Buyer and Seller acknowledge and agree that Buyer, Planning Design Build, Inc., shall have no right to assign this Offer without Seller’s prior written consent.  Seller shall grant its consent to any such assignment as long as said assignment will not trigger a commission to be paid by Seller to the Gialamas Company, Inc., or its agents under July 20, 2005, Listing Contract between Seller and Gialamas Company, Inc.

2.

Earnest Money.  Lines 8-9 and Lines 242-267 of the Offer are deleted in their entirety and replaced with the following:

(a)

Within ten (10) days after acceptance, Buyer shall deposit earnest money in the amount of Ten Thousand and 00/100 Dollars ($10,000.00) (the “Earnest Money”) with Axley Brynelson, LLP, as the Escrow Agent (the “Escrow Agent”).

(b)

The Earnest Money will be applied to the Purchase Price at Closing, or otherwise disbursed as provided for in this Offer.

(c)

The Earnest Money shall be held in the trust account of the Escrow Agent until applied to the Purchase Price at Closing or disbursed as provided herein or permitted by law.  In the event any dispute arises between Buyer and Seller with respect to the Earnest Money, the Escrow Agent may, at its option, deposit the Earnest Money with Preferred Title Company or another independent third party of the Escrow Agent's choice, with instructions that the Earnest Money be held pending the issuance of an order regarding the disposition of the Earnest Money or a written agreement between Buyer and Seller with respect thereto; or, if arbitration has been commenced with respect to the Earnest Money, the Escrow Agent may deposit the same with the arbitrator or arbitrators arbitrating the dispute.  In either event, it is expressly acknowledged and agreed by the parties that the Escrow Agent may continue to represent Buyer with respect to the Offer and the Earnest Money.

(d)

Buyer and Seller agree to hold the Escrow Agent harmless from any liability arising from the good faith disbursement of the Earnest Money in accordance with the Offer.  Disbursement of the Earnest Money does not determine the legal rights of the parties in relation to the Offer.

3.

Proposed Use Contingency.  Lines 290-292 of the Offer are deleted in their entirety and replaced with the following:

This proposed use contingency shall be deemed satisfied unless Buyer within 20 days of acceptance delivers written notice to Seller specifying those items of this contingency which cannot be satisfied and written evidence substantiating why each specific item included in Buyer’s notice cannot be satisfied.

4.

Map of Property.  Line 294 of the Offer is modified by changing the number “5” to the number “20.”

5.

Replace Addendum A.  Addendum A to the Offer containing the legal description of the Property is deleted in its entirety and replaced with Addendum A-1 that is attached to and made a part of this Counteroffer.

6.

Full Force and Effect.  Except as modified and amended by this Counteroffer, the terms and conditions of the Offer remain in full force and effect.

7.

Conflict.  In the event of conflict between the provisions of the Offer and the provisions of this Counteroffer, the provisions of this Counteroffer shall control.

8.

Capitalized Terms.  Capitalized terms used but not otherwise defined in this Counteroffer shall be assigned the definitions assigned to those capitalized terms in the Offer.

9.

Facsimile and Counterparts.  Signatures transmitted by facsimile shall be treated as originals for all purposes.  This Counteroffer may be executed in counterparts, all of which shall constitute an original and together shall constitute one and the same instrument.

10.

ANY WARRANTIES AND REPRESENTATIONS MADE IN THIS COUNTEROFFER SURVIVE THE CLOSING OF THIS TRANSACTION.  This Counteroffer is binding upon Seller and Buyer only if a copy of the accepted Counteroffer is delivered to Seller on or before 5:00 p.m. on September 21, 2005 (time is of the essence).  Delivery of the accepted Counteroffer may be made in any manner specified in the Offer unless otherwise specified in this Counteroffer.  This Counteroffer may be withdrawn by Seller prior to acceptance and delivery of an acceptance hereof by Buyer.

BUYER: PLANNING DESIGN BUILD, INC. By: /s/ James M. Pientka Name: James M. Pientka Title: Executive Vice President	SELLER: RENAISSANCE LEARNING, INC., F/K/A ADVANTAGE LEARNING SYSTEMS, INC. By: /s/ Steven A. Schmidt Name: Steven A. Schmidt Title: Executive Vice President

ADDENDUM A-1 TO COUNTEROFFER NO 1 BY SELLER

Legal Description

Parcel A:  Lot 63, Old Sauk Trails Park Sixth Addition, in the City of Madison, Dane County, Wisconsin.  (60-078-153-0204-0)

Parcel B:  Part of Lot 34, Old Sauk Trails Park Second Addition, in City of Madison, Dane County, Wisconsin, described as follows:  Beginning at the Northwest corner of said Lot 34; Thence S88 28’29” East, 604.96 feet; thence S01 31’ 31” West, 198.66 feet; thence N88 28’ 29” West, 604.96 feet; thence N01 31’31” East, 198.67 feet to the point of beginning.  (60-0708-152-0201-8)

7-1-99 (Optional Use Data)  1-1-00 (Mandatory Use Date)

AMENDMENT TO OFFER TO PURCHASE

Caution:  Use A WB-40 Amendment If Both Parties Will Be Agreeing To Modify The Terms Of The Offer.

Use A WB-41 Notice If A Party Is Giving A Notice Which Does Not Require The Other Party’s Agreement.

  1.

Buyer and Seller agree to amend the Offer dated Sept. 15, 2005; and accepted Sept. 19, 2005, for

  2.

the purchase and sale of real estate at 1209 and 1225 Deming Way, Madison, Wisconsin

  3.

                                                                                                                                                 as follows:

  4.

(X) Closing date is changed from October 31, 2005

 to November 1, 2005

  5.

(  ) Purchase price is changed from $

 to $

  6.

(  ) Occupancy date is changed from

 to

  7.

(  ) Occupancy charge is changed from $

 to $

  8.

(  ) Other:

  9.

10.

11.

12.

13.

14.

15.

16.

17.

18.

19.

20.

21.

22.

23.

24.

25.

26.

27.

28.

29.

30.

31.

32.

33.

 OTHER TERMS OF THE OFFER TO PURCHASE AND ANY PRIOR AMENDMENTS REMAIN THE SAME.

34.

This Amendment is binding upon Seller and Buyer only if a copy of the accepted Amendment is delivered to the Party offering

35.

the Amendment on or before October 31, 2005

 (Time is of the Essence).

36.

Delivery of the accepted Amendment may be made in any manner specified in the Offer to Purchase, unless otherwise

37.

provided in this Amendment,  NOTE:  The Party offering this Amendment may withdraw the offered Amendment prior

38.

to acceptance and delivery as provided at lines 34 to 37.

39.

This Amendment was drafted by Daniel T. Hardy

                                  on 10/25/05

40.

Licensee and Firm

Date

41.

This Amendment was presented by                                                                                                                    on

42.

Licensee and Firm

Date

43.

/s/ James M. Pientka                               10/25/05

44.

Buyer’s Signature

Date

Buyer’s Signature

Date

45.

/s/ Steven A. Schmidt                              10/25/05

46.

Seller’s Signature

Date

Seller’s Signature

Date

NOTE:  ATTACH THIS AMENDMENT TO THE OFFER TO PURCHASE